Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Vanessa Guzmán-Clark, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Greenlane Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	/s/ VANESSA GUZMÁN-CLARK
Vanessa Guzmán-Clark
Chief Financial Officer
(Principal Financial and Accounting Officer)